UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2015

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This amendment to Form 8-K is being furnished herewith for the purpose of correcting an error in the news release issued by Cardinal Health, Inc. (the "Company") on June 5, 2015 announcing the acquisition of The Harvard Drug Group. In the news release, the sixth paragraph, second sentence, should read "This range is based on the assumptions . . . that the previously announced Cordis acquisition closes in the United States and key non-U.S. countries towards the end of calendar 2015." rather than "This range is based on the assumptions . . . that the previously announced Cordis acquisition closes in the United States and key non-U.S. countries towards the end of calendar 2016." as originally issued inadvertently. A copy of the complete, corrected news release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

99.1	Corrected news release issued by the Company on June 5, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: June 5, 2015	By:	/s/ Stuart G. Laws
Name: Stuart G. Laws
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	Corrected news release issued by the Company on June 5, 2015